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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 27, 2008
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Commission File Number 000-25375

VIGNETTE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	74-2769415 (IRS Employer Identification No.)
1301 South MoPac Expressway Austin, Texas 78746 (Address of Principal Executive Offices, Including Zip Code)

(512) 741-4300
(Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2008, Vignette Corporation (the "Company") entered into the Amendment No. 3 (the "Amendment") to the Amended and Restated Master Services Agreement between the Company and Virtusa Corporation ("Virtusa") dated November 1, 2005 (the "Agreement"). Pursuant to the Agreement, Virtusa has provided the Company with certain software development resources. The Amendment provides that the Company may, over the next twelve months, solicit for hire as full time employees of the Company, the Virtusa personnel who are currently performing services as part of Virtusa's center dedicated to the Company and that the Agreement will terminate as of August 13, 2009. In connection with the Amendment, the termination fee payable by the Company will be reduced from $2,000,000 to $1,000,000 (payable in two equal installments at the execution of the Amendment and 90 days thereafter).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VIGNETTE CORPORATION
Dated: August 28, 2008	By:	/s/ T. Patrick Kelly T. Patrick Kelly Chief Financial Officer